 COMPASS EMP U.S. 500 VOLATILITY WEIGHTED FUND

COMPASS EMP U.S. SMALL CAP 500 VOLATILITY WEIGHTED FUND

COMPASS EMP INTERATIONAL 500 VOLATILITY WEIGHTED FUND

COMPASS EMP EMERGING MARKET 500 VOLATILITY WEIGHTED FUND

COMPASS EMP U.S. 500 ENHANCED VOLATILITY WEIGHTED FUND

COMPASS EMP INTERNATIONAL 500 ENHANCED VOLATILITY WEIGHTED FUND

COMPASS EMP REC ENHANCED VOLATILITY WEIGHTED FUND

COMPASS EMP COMMODITY STRATEGIES VOLATILITY WEIGHTED FUND

COMPASS EMP COMMODITY LONG/SHORT STRATEGIES FUND

COMPASS EMP LONG/SHORT STRATEGIES FUND

COMPASS EMP LONG/SHORT FIXED INCOME FUND

COMPASS EMP ENHANCED FIXED INCOME FUND

COMPASS EMP ULTRA SHORT-TERM FIXED INCOME FUND

each, a series of COMPASS EMP FUNDS TRUST

Supplement dated January 9, 2013, to the

Prospectus dated November 1, 2012.

The section entitled: “Tax Status, Dividends and Distributions” located on page 69 of the Prospectus for the Funds is hereby amended to read as follows:

The Compass EMP Ultra Short-Term Fixed Income Fund and Compass EMP REC Enhanced Volatility Weighted Fund intend to distribute substantially all of their net investment income monthly.  The Compass EMP Enhanced Fixed Income Fund, Compass EMP Long/Short Fixed Income Fund, Compass EMP U.S. 500 Volatility Weighted Fund, Compass EMP U.S. Small Cap 500 Volatility Weighted Fund, Compass EMP U.S. 500 Enhanced Volatility Weighted Fund, Compass EMP International 500 Enhanced Volatility Weighted Fund, Compass EMP International 500 Volatility Weighted Fund, Compass EMP Commodity Strategies Volatility Weighted Fund, Compass EMP Commodity Long/Short Strategies Fund, Compass EMP Long/Short Strategies Fund and Compass EMP Emerging Market 500 Volatility Weighted Fund intend to distribute substantially all of their net investment income quarterly.  The Compass EMP Enhanced Fixed Income Fund and Compass EMP Long/Short Fixed Income Fund intend to distribute net capital gains quarterly.  The Compass EMP U.S. 500 Volatility Weighted Fund, Compass EMP U.S. Small Cap 500 Volatility Weighted Fund, Compass EMP International 500 Volatility Weighted Fund, Compass EMP Emerging Market 500 Volatility Weighted Fund, Compass EMP U.S. 500 Enhanced Volatility Weighted Fund, Compass EMP International 500 Enhanced Volatility Weighted Fund, Compass EMP REC Enhanced Volatility Weighted Fund, Compass EMP Commodity Strategies Volatility Weighted Fund, Compass EMP Commodity Long/Short Strategies Fund, Compass EMP Long/Short Strategies Fund, and Compass EMP Ultra Short-Term Fixed Income Fund plan to distribute net capital gains annually in December.  All distributions will be reinvested in shares of a Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year a Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, dated November 1, 2012, which provide information that you should know about the Funds before investing.  These documents are available upon request and without charge by calling the Funds toll-free at 1-888-944-4367.

Please retain this Supplement for future reference.